                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00749
                  ---------------------------------------------

                             STONEBRIDGE FUNDS TRUST
                             -----------------------
               (exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Richard C. Barrett, President
                             Stonebridge Funds Trust
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 800-639-3935
                                                    ------------

Date of fiscal year end:  October 31
                          ----------

Date of reporting period: October 31
                          ----------

Item 1. REPORTS TO STOCKHOLDERS.

================================================================================

                            [STONEBRIDGE FUNDS LOGO]
                                  ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2004


                                STONEBRIDGE FUNDS
                              OFFICERS AND TRUSTEES
                       Richard C. Barrett, CFA, CHAIRMAN,
                         BOARD OF TRUSTEES AND PRESIDENT
                  Debra L. Newman, VICE PRESIDENT AND TREASURER
                    Matthew W. Markatos, CFA, VICE PRESIDENT
                        Selvyn B. Bleifer, M.D., TRUSTEE
                            Marvin Freedman, TRUSTEE
                            Charles F. Haas, TRUSTEE
                          William H. Taylor II, TRUSTEE
                           Jeffrey W. Mark, SECRETARY

                               INVESTMENT ADVISER
                         STONEBRIDGE CAPITAL MANAGEMENT,
                                  INCORPORATED
                       1801 Century Park East, Suite 1800
                          Los Angeles, California 90067

                        ADMINISTRATOR AND FUND ACCOUNTANT
                        ALPS MUTUAL FUNDS SERVICES, INC.
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202

                                   DISTRIBUTOR
                             ALPS DISTRIBUTORS, INC.
                            1625 Broadway, Suite2200
                             Denver, Colorado 80202

                                 TRANSFER AGENT
                     BOSTON FINANCIAL DATA SERVICES-MIDWEST
                               330 West 9th Street
                           Kansas City, Missouri 64105

                                    CUSTODIAN
                                FIFTH THIRD BANK
                               Fifth Third Center
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                                  LEGAL COUNSEL
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              515 S. Flower Street
                          Los Angeles, California 90071

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                              TAIT, WELLER & BAKER
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

================================================================================

LETTER TO SHAREHOLDERS

     OVERVIEW

     Uncertainty has been the hallmark of the last twelve months. Oil prices rose by 78%, Iraq remains a mess, the Federal Reserve is raising interest rates and until a few days ago it was unclear who would be the next President of the United States. The capital markets do not like uncertainty and so since January 1st, the equity markets have been trading in a narrow range. In fact, all of the positive performance for the 2004 fiscal year occurred in November and December of 2003.

     Energy supplies have been through the perfect storm. As we anticipated two years ago, Iraq has still not reached its pre-war production levels and probably won't reach those levels until things stabilize. Norway, Nigeria and Venezuela have seen major strife in their domestic affairs which have disrupted supplies. Two major hurricanes affected short-term production in the Gulf of Mexico and a third hurricane destroyed vital infrastructure in the Mississippi delta. Lastly, Russia has accused Yukos (a large Russian oil company) of tax avoidance and has threatened to interrupt the company's production. These events, combined with China's thirst for oil have sent energy prices skyward.

     Despite these supply and demand imbalances, the economy is doing well. Adjusting for inflation, oil prices are still 30% below 1980 levels and in line with the spike during Desert Storm (1990). Further, the World consumes 40% less oil per unit of economic growth. Therefore, while high oil prices have certainly curbed economic growth, the economy has not come to a grinding halt. As inventories are rebuilt, we expect oil prices to fall below $40/barrel over the next 6 months which should reduce an economic headwind.

     Examining monetary policy, the Federal Reserve has raised rates by 100 basis points to 2.0% over the last 6 months. We expect short-term rates to continue higher, probably to 3.0%, a more neutral monetary policy environment. Historically, during periods of rising interest rates, the equity markets have produced only moderate returns simply because investors do not know when the Federal Reserve will stop. We expect things to become much clearer over the next 6 months which should remove this level of uncertainty and aid stock performance.

     Lastly, we have eliminated the political uncertainty in the United States. Keep in mind that this election was fraught with extremely negative advertisements and slurs, which affected consumer confidence and business spending. Economically, Bush's victory is good for investors. Capital gains and dividend tax rates remain a significant determinant of equity prices because investors require a certain after-tax rate of return. The lower the tax rate, the lower the pre-tax return needed which allows for higher valuation multiples. Further, income tax rates will remain low which will boost disposable incomes and therefore aid consumer spending.

     In sum, we expect the economy to produce 4% growth for 2004 and 2005. Favorable fiscal policy, neutral monetary policy, a weak dollar and lower energy prices should spur demand for goods and services. Further, productivity growth remains strong and inflation remains subdued. Our portfolios are strategically invested to work as hard as possible in this moderate growth environment.

[CHART]

                          GROWTH FUND SECTOR ALLOCATION
                            AS A PERCENT OF NET ASSETS
                             as of October 31, 2004


SHORT TERM INVESTMENTS AND OTHER NET ASSETS     1%
CONSUMER DISCRETIONARY                         20%
CONSUMER STAPLES                                3%
ENERGY                                         10%
FINANCIALS                                     19%
HEALTHCARE                                     12%
INDUSTRIALS                                     8%
MATERIALS                                       2%
TECHNOLOGY                                     23%

  THE STONEBRIDGE GROWTH FUND

     For the 2004 fiscal year, the Stonebridge Growth Fund returned 8.62%, slightly underperforming the S&P 500 return of 9.42%, but greatly exceeding the 4.46% return of the Dow Jones Industrial Average. The disparity in the returns of the major market indices is indicative of which sectors performed well during 2004. The Dow is extremely underweighted in Energy versus the S&P 500, and Energy was the best performing sector by a wide margin (2600 basis points) during the 2004 fiscal year. The Growth Fund was heavily weighted in Energy, enhancing our returns from this strategic positioning. However, the Growth Fund was also heavily weighted in Technology and Healthcare during the year, and those sectors were the worst two performing sectors. Therefore, our successful positioning in Energy was unable to completely offset our investments in Healthcare and Technology versus the S&P 500.

     Despite the lackluster performance of our Technology and Healthcare investments, we remain committed to these economic sectors. If we examine the demographics of the United States population, it is evident that the baby boomers will need more and more healthcare services over the next 10-20 years than ever before. We continue to find innovative companies within healthcare that should benefit from this trend, while avoiding those companies that may be subject to greater regulatory scrutiny or politics. Analyzing the technology sector, we continue to believe that it is an area of growth particularly if one can identify those companies with products that offer novel solutions and productivity gains at competitive prices.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE GROWTH FUND VS. THE S&P 500 INDEX WITH INCOME FROM NOVEMBER 1, 1994 TO OCTOBER 31, 2004


   STONEBRIDGE/RUSSELL 2000
1994      10,000       10,000
1995      15,019       11,833
1996      16,634       13,797
1997      21,107       17,844
1998      13,968       15,732
1999      19,971       18,072
2000      30,551       21,217
2001      19,844       18,524
2002      16,139       16,381
2003      23,989       23,484
2004      28,463       26,239


                 AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIGE
              GROWTH FUND, S&P 500 INDEX, AND NYSE COMPOSITE INDEX
                         PERIODS ENDED OCTOBER 31, 2004

                          1 YEAR      5 YEAR   10 YEAR
Stonebridge Growth         8.62%     (6.28)%    4.53%
S&P 500 Index              9.42%     (2.22)%   11.01%

                                  FINAL PORTFOLIO VALUES
                                     OCTOBER 31, 2004
Stonebridge Growth Fund                   $ 15,925
S&P 500 Index                             $ 28,403

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL THE TOLL-FREE NUMBER AT 1-800-639-3935.

[CHART]

SHORT TERM INVESTMENTS AND OTHER NET ASSETS      2%
CONSUMER DISCRETIONARY                          15%
CONSUMER STAPLES                                 3%
ENERGY                                           7%
FINANCIALS                                      18%
HEALTHCARE                                      20%
INDUSTRIALS                                     11%
MATERIALS                                        5%
TECHNOLOGY                                      19%


THE STONE BRIDGE AGGRESSIVE GROWTH FUND

     For the 2004 fiscal year, the Stonebridge Aggressive Growth Fund posted a return of 11.62% in line with the 11.73% return of the Russell 2000 Index. Similar to the Growth Fund, the Aggressive Growth Fund was heavily weighted in Energy, Technology and Healthcare companies. The Energy investments that we discussed in last year's annual report performed very well during the year and we have taken some profits. We have reinvested those profits into the Healthcare and Technology sectors, resulting in an overweighted position versus the Russell 2000.

     Our sector allocation strategy in the Aggressive Growth Fund is very similar to what we outlined for the Growth Fund except that we are looking for smaller, more aggressive companies that will gain market share and compete effectively against their peer groups. We continue to research and invest in companies with pricing power and thus remain heavily weighted towards healthcare, technology and financial companies.

CHANGE IN VALUE OF A $10,000 INVESTMENT IN STONEBRIDGE AGGRESSIVE GROWTH FUND VS. THE RUSSELL 2000 INDEX WITH INCOME FROM NOVEMBER 1, 1994 TO OCTOBER 31, 2004


   STONEBRIDGE (S&P 500)
1994    10,000     10,000
1995    11,991     12,641
1996    13,816     15,685
1997    18,127     20,720
1998    16,601     25,277
1999    20,851     31,764
2000    20,208     33,697
2001    14,648     25,310
2002    11,200     21,491
2003    14,180     25,959
2004    15,925     28,403

              AVERAGE ANNUAL TOTAL RETURN FOR THE STONEBRIDGE
               AGGRESSIVE GROWTH FUND AND RUSSELL 2000 INDEX
                      PERIODS ENDED OCTOBER 31, 2004

                        1 YEAR     5 YEAR    10 YEAR
Stonebridge Aggressive  11.62%      6.46%     10.46%
Russell 2000 Index      11.73%      7.74%     10.13%

                                  FINAL PORTFOLIO VALUES
                                     OCTOBER 31, 2004
Stonebridge Aggressive Growth Fund        $ 28,463
Russell 2000 Index                        $ 26,239

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL THE TOLL-FREE NUMBER AT 1-800-639-3935.

CONCLUSION

Since March 2000, the markets have exhibited heightened sector rotation rather than true leadership, and we expect this rotation among sectors to continue as we invest into the 2005 fiscal year. We will seek to take advantage of this volatility by purchasing high quality, growing companies that trade at a discount to their future cash flows. Over the next 12 months, we expect the economy to remain on a steady course and for fiscal policy to remain a stimulus to both consumers and businesses. Both portfolios will continue to be positioned to take advantage of this expectation of solid domestic and worldwide GDP growth.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA
Matthew W. Markatos, CFA
PORTFOLIO MANAGERS

October 31, 2004

DEFINITION OF INDICES

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The RUSSELL 2000 INDEX (Russell 2000), an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest companies in terms of market capitalization. The Russell 2000 Index represents approximately 11% of the total market capitalization of the Russell 3000 Index. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
STONEBRIDGE FUNDS TRUST
LOS ANGELES, CALIFORNIA

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund, each a series of shares of Stonebridge Funds Trust, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund as of October 31, 2004, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 23, 2004

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

 STATEMENT OF INVESTMENTS
 OCTOBER 31, 2004

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (98.8%)
   CONSUMER DISCRETIONARY - (20.0%)
      DEPARTMENT STORES - (2.3%)
      Kohl's Corp*                                                        10,000   $         507,600
                                                                                   -----------------
      LEISURE PRODUCTS (3.2%)
      Mattel Inc                                                          40,000             700,400
                                                                                   -----------------
      MOTORCYCLE MANUFACTURERS (2.1%)
      Harley-Davidson Inc                                                  8,000             460,560
                                                                                   -----------------
      MOVIES AND ENTERTAINMENT (4.2%)
      Viacom Inc - Class B                                                25,000             912,250
                                                                                   -----------------
      PUBLISHING (2.0%)
      McGraw-Hill Companies Inc                                            5,000             431,250
                                                                                   -----------------
      RESTAURANTS (3.4%)
      Outback Steakhouse Inc                                              19,000             752,210
                                                                                   -----------------
      RETAIL - HOME IMPROVEMENT (2.8%)
      Home Depot Inc                                                      15,000             616,200
                                                                                   -----------------
      TOTAL CONSUMER DISCRETIONARY                                                         4,380,470
                                                                                   -----------------

   CONSUMER STAPLES (4.9%)
      HYPERMARKETS & SUPERCENTERS (2.2%)
      Costco Wholesale Corp                                               10,000             479,400
                                                                                   -----------------
      SOFT DRINKS (2.7%)
      PepsiCo Inc                                                         12,000             594,960
                                                                                   -----------------
      TOTAL CONSUMER STAPLES                                                               1,074,360
                                                                                   -----------------

   ENERGY (9.7%)
      OIL & GAS - EXPLORATION & PRODUCTION (3.9%)
      Anadarko Petroleum Corp                                              4,000             269,800
      Devon Energy Corp                                                    4,000             295,880
      Houston Exploration Co*                                              5,000             293,000
                                                                                   -----------------
                                                                                             858,680
                                                                                   -----------------
      OIL & GAS - INTEGRATED (5.8%)
      ChevronTexaco Corp                                                  12,000             636,720
      Exxon Mobil Corp                                                    13,000             639,860
                                                                                   -----------------
                                                                                           1,276,580
                                                                                   -----------------
      TOTAL ENERGY                                                                         2,135,260
                                                                                   -----------------

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (CONTINUED)
   FINANCIAL - (19.3%)
      DIVERSE FINANCIAL SERVICES - (8.7%)
      Bear Stearns Co                                                      3,500   $         331,625
      Citigroup Inc                                                       20,000             887,400
      Goldman Sachs Group Inc                                              3,500             344,330
      State Street Corp                                                    7,500             337,875
                                                                                   -----------------
                                                                                           1,901,230
                                                                                   -----------------
      INSURANCE - BROKERS (2.6%)
      Arthur J Gallagher & Co                                             20,000             562,000
                                                                                   -----------------
      INSURANCE - PROPERTY & CASUALTY (3.3%)
      XL Capital Ltd - Class A                                            10,000             725,000
                                                                                   -----------------
      REGIONAL BANKS (4.7%)
      Bank of New York Co Inc                                             10,000             324,600
      Suntrust Bank Inc                                                   10,000             703,800
                                                                                   -----------------
                                                                                           1,028,400
                                                                                   -----------------
      TOTAL FINANCIAL                                                                      4,216,630
                                                                                   -----------------

   HEALTHCARE - (11.5%)
      BIOTECHNOLOGY - (1.9%)
      Charles River Laboratories International Inc*                        8,500             397,715
                                                                                   -----------------
      HEALTHCARE EQUIPMENT (3.0%)
      Medtronic Inc                                                       13,000             664,430
                                                                                   -----------------
      PHARMACEUTICALS (6.6%)
      Johnson & Johnson Inc                                               12,000             700,560
      Pfizer Inc                                                          26,000             752,700
                                                                                   -----------------
                                                                                           1,453,260
                                                                                   -----------------
      TOTAL HEALTHCARE                                                                     2,515,405
                                                                                   -----------------

   INDUSTRIALS (8.4%)
      INDUSTRIAL CONGLOMERATES (6.0%)
      General Electric Co                                                 19,500             665,340
      Teleflex Inc                                                        15,000             656,850
                                                                                   -----------------
                                                                                           1,322,190
                                                                                   -----------------
      TRADE COMPANIES & DISTRIBUTORS (2.4%)
      W.W. Grainger Inc                                                    9,000             527,310
                                                                                   -----------------
      TOTAL INDUSTRIALS                                                                    1,849,500
                                                                                   -----------------

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (CONTINUED)
   MATERIALS (2.2%)
      DIVERSE METALS & MINING (2.2%)
      Peabody Energy Corp                                                  7,500   $         478,350
                                                                                   -----------------
      TOTAL MATERIALS                                                                        478,350
                                                                                   -----------------

   TECHNOLOGY (22.8%)
      COMMUNICATIONS EQUIPMENT (1.1%)
      Qualcomm Inc                                                         6,000             250,860
                                                                                   -----------------
      SEMICONDUCTORS (11.3%)
      Intel Corp                                                          30,000             667,800
      Taiwan Semiconductor Manufacturing Company Ltd                     136,267           1,031,542
      Xilinx Inc                                                          25,000             765,000
                                                                                   -----------------
                                                                                           2,464,342
                                                                                   -----------------
      SYSTEMS SOFTWARE (10.4%)
      Intuit Inc*                                                         15,000             680,400
      Microsoft Corp                                                      25,000             699,750
      Oracle Corp*                                                        70,000             886,200
                                                                                   -----------------
                                                                                           2,266,350
                                                                                   -----------------
      TOTAL TECHNOLOGY                                                                     4,981,552
                                                                                   -----------------
TOTAL COMMON STOCKS
      (Cost $18,358,771)                                                                  21,631,527
                                                                                   -----------------

MUTUAL FUNDS (0.6%)
      Fifth Third U.S. Treasury Fund                                     135,926             135,926
                                                                                   -----------------
TOTAL MUTUAL FUNDS
      (Cost $135,926)                                                                        135,926
                                                                                   -----------------

TOTAL INVESTMENTS (99.4%)
      (Cost $18,494,697)                                                                  21,767,453

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                                 124,573
                                                                                   -----------------

NET ASSETS (100.0%)                                                                $      21,892,026
                                                                                   =================

*Securities on which no cash dividends were paid during the preceding twelve months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

 STATEMENT OF INVESTMENTS
 OCTOBER 31, 2004

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (98.3%)
   CONSUMER DISCRETIONARY - (15.4%)
      AUTO PARTS & EQUIPMENT - (1.7%)
      Intier Automotive Inc - Class A                                      4,000   $         110,320
                                                                                   -----------------
      HOME FURNISHINGS (2.8%)
      Chromcraft Revington Inc*                                           15,000             180,450
                                                                                   -----------------
      HOTEL - RESORT - CRUISE (3.0%)
      Fairmont Hotels & Resorts Inc                                        7,000             198,660
                                                                                   -----------------
      HOUSEHOLD APPLIANCES (3.1%)
      Helen of Troy Corp Ltd*                                              7,500             199,125
                                                                                   -----------------
      LEISURE PRODUCTS (1.9%)
      JAKKS Pacific Inc*                                                   8,000             126,080
                                                                                   -----------------
      RETAIL - COMPUTERS & ELECTRONICS (2.9%)
      GameStop Corp - Class A*                                             9,500             186,105
                                                                                   -----------------
      TOTAL CONSUMER DISCRETIONARY                                                         1,000,740
                                                                                   -----------------

   CONSUMER STAPLES - (2.7%)
      PACKAGED FOODS & MEATS - (2.7%)
      J & J Snack Foods Corp*                                              4,000             176,920
                                                                                   -----------------
      TOTAL CONSUMER STAPLES                                                                 176,920
                                                                                   -----------------

   ENERGY - (7.3%)
      OIL & GAS - EQUIPMENT & SERVICES - (2.6%)
      Superior Energy Services Inc*                                       13,000             167,570
                                                                                   -----------------
      OIL & GAS - EXPLORATION & PRODUCTION - (4.7%)
      Houston Exploration Co*                                              2,500             146,500
      Spinnaker Exploration Co*                                            5,000             159,600
                                                                                   -----------------
                                                                                             306,100
                                                                                   -----------------
      TOTAL ENERGY                                                                           473,670
                                                                                   -----------------

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (CONTINUED)
   FINANCIAL - (18.1%)
      BANKS - (3.1%)
      W Holding Company Inc                                               10,000   $         199,900
                                                                                   -----------------
      DIVERSIFIED FINANCIAL SERVICES - (2.6%)
      Affiliated Managers Group                                            3,000             167,520
                                                                                   -----------------
      INSURANCE - BROKERS - (2.6%)
      Arthur J Gallagher & Co                                              6,000             168,600
                                                                                   -----------------
      INSURANCE - PROPERTY & CASUALTY - (6.5%)
      Arch Capital Group Ltd*                                              6,000             225,420
      Kingsway Financial Services Inc*                                    15,000             197,400
                                                                                   -----------------
                                                                                             422,820
                                                                                   -----------------
      THRIFTS & MORTGAGE FINANCE - (3.3%)
      PMI Group Inc                                                        5,500             213,510
                                                                                   -----------------
      TOTAL FINANCIAL                                                                      1,172,350
                                                                                   -----------------

   HEALTHCARE - (19.5%)
      BIOTECHNOLOGY - (3.7%)
      BioSource International Inc*                                        40,000             240,400
                                                                                   -----------------
      HEALTHCARE EQUIPMENT - (12.9%)
      Analogic Corp                                                        4,500             191,453
      CTI Molecular Imaging Inc*                                          25,000             196,000
      Diagnostic Products Corp                                             7,000             309,050
      Mentor Corp                                                          4,000             139,200
                                                                                   -----------------
                                                                                             835,703
                                                                                   -----------------
      HEALTHCARE SUPPLIES - (2.9%)
      ICU Medical Inc*                                                     8,500             190,825
                                                                                   -----------------
      TOTAL HEALTHCARE                                                                     1,266,928
                                                                                   -----------------

   INDUSTRIALS - (11.1%)
      EDUCATION - (3.3%)
      Corinthian Colleges Inc*                                            15,000             215,400
                                                                                   -----------------
      ELECTRICAL COMPONENTS - (4.7%)
      Ballard Power Systems Inc*                                          25,000             199,000
      Microvision Inc*                                                    20,000             106,400
                                                                                   -----------------
                                                                                             305,400
                                                                                   -----------------

                                                                                        MARKET
                                                                     SHARES              VALUE
                                                                     ------              -----
COMMON STOCKS - (CONTINUED)
      INDUSTRIAL MACHINERY - (3.1%)
      Teleflex Inc                                                         4,500   $         197,055
                                                                                   -----------------
      TOTAL INDUSTRIALS                                                                      717,855
                                                                                   -----------------

   MATERIALS - (4.9%)
      CHEMICALS - AGRICULTURE & FERTILIZER - (2.9%)
      Scotts Co - Class A*                                                 3,000             192,660
                                                                                   -----------------
      DIVERSE METALS & MINING - (2.0%)
      Peabody Energy Corp                                                  2,000             127,560
                                                                                   -----------------
      TOTAL MATERIALS                                                                        320,220
                                                                                   -----------------

   TECHNOLOGY - (19.3%)
      ELECTRONIC EQUIPMENT - (3.2%)
      OSI Systems Inc*                                                    12,000             208,920
                                                                                   -----------------
      HOME ENTERTAINMENT SOFTWARE - (3.0%)
      Take-Two Interactive Software Inc*                                   6,000             197,760
                                                                                   -----------------
      OFFICE ELECTRONICS - (4.5%)
      Intelli-Check Inc*                                                  57,500             289,225
                                                                                   -----------------
      SEMICONDUCTORS - (1.6%)
      Cree Inc*                                                            3,000             103,530
                                                                                   -----------------
      SEMICONDUCTOR EQUIPMENT - (3.1%)
      Cymer Inc*                                                           7,000             199,640
                                                                                   -----------------
      SYSTEMS SOFTWARE - (3.9%)
      Hummingbird Ltd*                                                    11,500             254,472
                                                                                   -----------------
      TOTAL TECHNOLOGY                                                                     1,253,547
                                                                                   -----------------
TOTAL COMMON STOCKS
   (Cost $5,479,159)                                                                       6,382,230
                                                                                   -----------------

MUTUAL FUNDS - (3.0%)
   Fifth Third U.S. Treasury Fund                                        192,482             192,482
                                                                                   -----------------
TOTAL MUTUAL FUNDS
   (Cost $192,482)                                                                           192,482
                                                                                   -----------------

TOTAL INVESTMENTS - (101.3%)
   (Cost $5,671,641)                                                                       6,574,712
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%)                                                (84,171)
                                                                                   -----------------
NET ASSETS (100.0%)                                                                $       6,490,541
                                                                                   =================

*Securities on which no cash dividends were paid during the preceding twelve months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

 STATEMENTS OF ASSETS AND LIABILITIES
 OCTOBER 31, 2004

                                                                                       AGGRESSIVE
                                                                       GROWTH            GROWTH
                                                                        FUND              FUND
                                                                        ----              ----
ASSETS:
   Investments, at value (Cost- see below)                         $   21,767,453    $    6,574,712
   Dividends and interest receivable                                       13,418               981
   Receivable for investments sold                                        372,346                 -
   Receivable for fund shares subscribed                                        -                17
   Prepaid and other assets                                                41,699            18,166
                                                                   --------------------------------

        TOTAL ASSETS                                               $   22,194,916    $    6,593,876
                                                                   --------------------------------

LIABILITIES:
   Payable for investments purchased                               $      263,356    $       59,368
   Payable for fund shares redeemed                                             -            24,402
   Accrued investment advisory fee                                         10,497             3,398
   Accrued administration fee                                               4,523             4,622
   Accrued expenses                                                        24,514            11,545
                                                                   --------------------------------

        TOTAL LIABILITIES                                          $      302,890    $      103,335
                                                                   --------------------------------

NET ASSETS                                                         $   21,892,026    $    6,490,541
                                                                   ================================

COMPOSITION OF NET ASSETS:
   Capital Stock ($1.00 par value)                                 $    2,553,078    $      637,680
   Paid-in-capital                                                     22,302,221         4,953,387
   Accumulated net realized loss on investments                        (6,236,029)           (3,597)
   Net unrealized appreciation in value of investments                  3,272,756           903,071
                                                                   --------------------------------

NET ASSETS                                                         $   21,892,026    $    6,490,541
                                                                   ================================

NET ASSET VALUE PER SHARE:
   Net Assets                                                      $   21,892,026    $    6,490,541
   Shares outstanding                                                   2,553,078           637,680
   Net asset value and redemption price per share                  $         8.57    $        10.18

        COST OF INVESTMENTS                                        $   18,494,697    $    5,671,641
                                                                   ================================

*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                                               AGGRESSIVE
                                                                                 GROWTH          GROWTH
                                                                                  FUND            FUND
                                                                                  ----            ----
INCOME:
Dividends (net of foreign tax withheld of $4,233 and $744, respectively)      $    300,621    $     26,764
Interest                                                                             1,857           1,071
                                                                              ----------------------------

TOTAL INCOME                                                                       302,478          27,835
                                                                              ----------------------------

EXPENSES:
Investment advisory fees (Note 5)                                                  166,622          66,008
Administration fees (Note 5)                                                        54,000          54,000
Transfer agent fees                                                                108,845          29,452
Fund accounting fees and expenses                                                   33,913          22,798
Custodian fees                                                                       7,872           3,466
Legal fees                                                                          36,284          11,983
Printing fees                                                                       23,669           7,050
Registration fees                                                                   12,444           4,026
Audit fees                                                                          13,476           9,500
Trustee fees and expenses                                                           25,020           7,521
Proxy voting fees                                                                   10,183           3,081
Insurance                                                                           23,092           6,534
Other                                                                                3,403           1,510
                                                                              ----------------------------
TOTAL EXPENSES                                                                     518,823         226,929
Expenses waived                                                                    (55,538)        (33,004)
                                                                              ----------------------------
NET EXPENSES                                                                       463,285         193,925
                                                                              ----------------------------

NET INVESTMENT LOSS                                                               (160,807)       (166,090)
                                                                              ----------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                 1,170,872         721,193
                                                                              ----------------------------
Unrealized appreciation of investments
  Beginning of year                                                              2,452,400         694,438
  End of year                                                                    3,272,756         903,071
                                                                              ----------------------------

Change in net unrealized appreciation of investments                               820,356         208,633
                                                                              ----------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                  1,991,228         929,826
                                                                              ----------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                             $  1,830,421    $    763,736
                                                                              ============================

*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED      YEAR ENDED
                                                                               OCTOBER 31,     OCTOBER 31,
                                                                                  2004            2003
                                                                              ----------------------------
OPERATIONS:
  Net investment loss                                                         $   (160,807)   $    (92,122)
  Net realized gain/(loss) on investments                                        1,170,872      (4,823,828)
  Change in net unrealized appreciation of investments                             820,356       8,874,852
                                                                              ----------------------------

      INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                            1,830,421       3,958,902

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net income                                                          -         (18,173)

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Net decrease in net assets derived from
   beneficial interest transactions - (Note 3)                                  (1,704,735)     (1,236,955)
                                                                              ----------------------------

NET INCREASE IN NET ASSETS                                                         125,686       2,703,774

NET ASSETS:
  Beginning of year                                                             21,766,340      19,062,566
                                                                              ----------------------------

  End of year                                                                 $ 21,892,026    $ 21,766,340
                                                                              ============================

*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED      YEAR ENDED
                                                                               OCTOBER 31,     OCTOBER 31,
                                                                                  2004            2003
                                                                              ----------------------------
OPERATIONS:
  Net investment loss                                                         $   (166,090)   $   (139,173)
  Net realized gain/(loss) on investments                                          721,193        (513,280)
  Change in net unrealized appreciation of investments                             208,633       2,610,447
                                                                              ----------------------------

      INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                                              763,736       1,957,994

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Net decrease in net assets derived from
   beneficial interest transactions - (Note 3)                                    (851,421)       (567,414)
                                                                              ----------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                              (87,685)      1,390,580

NET ASSETS:
  Beginning of year                                                              6,578,226       5,187,646
                                                                              ----------------------------

  End of year                                                                 $  6,490,541    $  6,578,226
                                                                              ============================

*The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - GROWTH FUND

 FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE YEARS INDICATED:

                                                                                YEARS ENDED OCTOBER 31,
                                                       2004             2003             2002             2001             2000
                                                   -------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                 $       7.89    $       6.49      $       9.11     $      14.57    $      18.01
                                                   -------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment income/(loss)                           (0.06)          (0.03)             0.01             0.01           (0.01)
   Net realized and unrealized gain/(loss)
     on investments                                        0.74            1.44             (1.78)           (2.79)          (1.53)
                                                   -------------------------------------------------------------------------------
   Total income/(loss) from investment
     operations                                            0.68            1.41             (1.77)           (2.78)          (1.54)
                                                   -------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment
     income                                               (0.00)          (0.01)            (0.00)           (0.01)          (0.00)
   Distributions from net realized gain
     on investments                                       (0.00)           0.00             (0.85)           (2.67)          (1.90)
                                                   -------------------------------------------------------------------------------
   Total distributions to shareholders                    (0.00)          (0.01)            (0.85)           (2.68)          (1.90)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year                       $       8.57    $       7.89      $       6.49     $       9.11    $      14.57
                                                   ===============================================================================
TOTAL RETURN                                               8.62%          21.69%           (21.90)%         (22.54)%          9.62)%
                                                   ===============================================================================

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in 000s)               $     21,892    $     21,766      $     19,062     $     26,285    $     35,921
                                                   ===============================================================================
   Ratio of operating expenses to
     average net assets                                    2.09%           2.10%             1.50%            1.50%           1.50%
                                                   ===============================================================================
   Ratio of operating expenses to average
     net assets before fee waivers
     and subsidy reimbursements                            2.34%           2.35%             2.16%            1.74%           1.52%
                                                   ===============================================================================
   Ratio of net investment income/(loss)
     to average net assets                                (0.72)%         (0.46)%            0.08%            0.07%          (0.04)%
                                                   ===============================================================================
   Ratio of net investment income/(loss) to
     average net assets before fee waivers
     and subsidy reimbursements                           (0.97)%         (0.71)%           (0.58)%          (0.17)%         (0.06)%
                                                   ===============================================================================
   Portfolio turnover rate*                               63.80%         109.16%            50.18%           81.78%          77.39%
                                                   ===============================================================================

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2004 were $14,868,406 and $13,853,098, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT - AGGRESSIVE GROWTH FUND

 FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
 THROUGHOUT THE YEARS INDICATED

                                                                               YEARS ENDED OCTOBER 31,
                                                       2004            2003              2002             2001            2000
                                                   -------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year                 $       9.12    $       6.49      $       7.96     $      14.72    $      11.46
                                                   -------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS:
   Net investment loss                                    (0.26)          (0.19)            (0.18)           (0.17)          (0.21)
   Net realized and unrealized gain/(loss)
     on investments                                        1.32            2.82             (1.29)           (2.65)           4.35
                                                   -------------------------------------------------------------------------------
   Total income/(loss) from investment
     operations                                            1.06            2.63             (1.47)           (2.82)           4.14
                                                   -------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gain
     on investments                                       (0.00)          (0.00)            (0.00)           (3.94)          (0.88)
                                                   -------------------------------------------------------------------------------
Net asset value, end of year                       $      10.18    $       9.12      $       6.49     $       7.96    $      14.72
                                                   ===============================================================================
TOTAL RETURN                                              11.62%          40.52%           (18.47)%         (22.56)%         38.18%
                                                   ===============================================================================

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in 000s)               $      6,491    $      6,578      $      5,188     $      7,057    $      9,050
                                                   ===============================================================================
   Ratio of operating expenses to
     average net assets                                    2.94%           3.11%             2.90%            2.90%           2.90%
                                                   ===============================================================================
   Ratio of operating expenses to average
     net assets before fee waivers
     and subsidy reimbursements                            3.44%           3.61%             3.71%            3.18%           2.87%
                                                   ===============================================================================
   Ratio of net investment loss to
     average net assets                                   (2.52)%         (2.43)%           (2.24)%          (1.83)%         (1.60)%
                                                   ===============================================================================
   Ratio of net investment loss to
     average net assets before fee waivers
     and subsidy reimbursements                           (3.02)%         (2.93)%           (3.05)%          (2.11)%         (1.57)%
                                                   ===============================================================================
   Portfolio turnover rate*                               84.33%         177.13%            55.79%           92.25%         132.51%
                                                   ===============================================================================

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended October 31, 2004 were $5,433,323 and $6,065,427, respectively.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST ANNUAL REPORT

 NOTES TO FINANCIAL STATEMENTS

 1.  ORGANIZATION:

     ORGANIZATION AND NATURE OF OPERATIONS -- Stonebridge Funds Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund, each referred to as a "Series" or a "Fund" of the Trust. Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income through investment primarily in common stocks. Stonebridge Aggressive Growth Fund, also referred to as the Aggressive Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     USE OF ESTIMATES -- The preparation of each Series' financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees.

     FEDERAL INCOME TAXES -- The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2004, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

                                                                             STONEBRIDGE
                                                 STONEBRIDGE                  AGGRESSIVE
                                                   GROWTH                      GROWTH
                            EXPIRING                FUND                        FUND
                           -----------------------------------------------------------------
                              2010             $ 1,407,378                   $     -
                              2011               4,823,828                     3,597
                           -----------------------------------------------------------------
                              TOTAL            $ 6,231,206                   $ 3,597
                           =================================================================

 The tax character of the distributions paid during the year ended October 31, 2004 and the year ended October 31, 2003 was as follows:

                                   STONEBRIDGE GROWTH FUND             STONEBRIDGE AGGRESSIVE GROWTH FUND
                                         YEAR ENDED                               YEAR ENDED
                             OCTOBER 31, 2004   OCTOBER 31, 2003      OCTOBER 31, 2004   OCTOBER 31, 2003
                             ----------------------------------------------------------------------------
 DISTRIBUTIONS PAID FROM:
 Ordinary Income                  $  -             $   18,173               $   -              $  -
 Long-Term Capital Gain              -                      -                   -                 -
                             ----------------------------------------------------------------------------
    TOTAL                         $  -             $   18,173               $   -              $  -

 As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                  STONEBRIDGE
                                                STONEBRIDGE GROWTH            AGGRESSIVE GROWTH
                                                       FUND                          FUND
                                             ------------------------------------------------------
 Capital loss carryforward                         $  (6,231,206)                 $   (3,597)
 Net unrealized appreciation in value
    of investments                                     3,267,933                     903,071
                                             ------------------------------------------------------
       TOTAL                                       $  (2,963,273)                 $  899,474
                                             ======================================================

     Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

     DISTRIBUTIONS -- Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

     ALLOCATION OF EXPENSE -- Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

     OTHER -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

     RECLASSIFICATION OF CAPITAL ACCOUNTS -- The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2004, the Stonebridge Growth Fund decreased paid in capital by $160,807 and increased accumulated net investment income by $160,807 and the Stonebridge Aggressive Growth Fund decreased paid in capital by $166,090 and increased accumulated net investment income by $166,090.

 3.  SHARES OF BENEFICIAL INTEREST:

     At October 31, 2004, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2004 and the year ended October 31, 2003, were as follows:

                                                                STONEBRIDGE GROWTH FUND
                                                    FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                     OCTOBER 31, 2004         OCTOBER 31, 2003
                                                  ---------------------------------------------------
                                                   SHARES       AMOUNT       SHARES         AMOUNT
                                                   ------       ------       ------         ------
   Shares Sold                                     29,437    $    247,332      26,720    $    179,270
   Shares Issued in Reinvestment of Dividends           -               -       2,715          17,648
                                                  ---------------------------------------------------
   Total                                           29,437         247,332      29,435         196,918
   Less Shares Redeemed                          (233,644)     (1,952,067)   (207,931)     (1,433,873)
                                                  ---------------------------------------------------
   Net Decrease                                  (204,207)   $ (1,704,735)   (178,496)   $ (1,236,955)
                                                 ====================================================


                                                           STONEBRIDGE AGGRESSIVE GROWTH FUND
                                                   FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                    OCTOBER 31, 2004             OCTOBER 31, 2003
                                                  ---------------------------------------------------
                                                   SHARES       AMOUNT       SHARES         AMOUNT
                                                   ------       ------       ------         ------
   Shares Sold                                     19,816    $    192,513     188,161    $  1,530,577
   Shares Issued in Reinvestment of Dividends           -               -           -               -
                                                  ---------------------------------------------------
   Total                                           19,816         192,513     188,161       1,530,577
   Less Shares Redeemed                          (103,670)     (1,043,934)   (266,277)     (2,097,991)
                                                  ---------------------------------------------------
   Net Decrease                                   (83,854)   $   (851,421)    (78,116)   $   (567,414)
                                                 ====================================================

 4.  UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

                                                              STONEBRIDGE           STONEBRIDGE
                                                              GROWTH FUND     AGGRESSIVE GROWTH FUND
                                                            ---------------   ----------------------
         As of October 31, 2004
         Gross appreciation (excess of value over cost)     $     3,739,619     $    1,098,930
         Gross depreciation (excess of cost over value)            (471,686)          (195,859)
         -------------------------------------------------------------------------------------------
         Net unrealized appreciation                        $     3,267,933     $      903,071
         ===========================================================================================
         Cost of investments for income tax purposes        $    18,499,520     $    5,671,641
         ===========================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

 5.  TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the "Adviser") for both Series. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders. Pursuant to its advisory agreement with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Aggressive Growth Funds, respectively. Effective November 1, 2002, the investment advisory fee was amended to waive a portion of the advisory fee to reduce the annual rate to 0.50% of the average daily net assets for both the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund, which reduction will continue through October 31, 2005. The waived fees are not subject to recoupment.

     Prior to entering into this new arrangement, the Adviser had agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser was required to waive 100% of its annual management fee, it was not responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of October 31, 2004, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund had cumulative carryovers of waived expenses of $155,499 and $52,464, respectively, that expire in 2005.

     On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. ("ALPS"). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS' fee will be no less than $6,250 per month per Series. Effective November 1, 2002, the administration fee was amended to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2005.

     ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund and acts as each Fund's distributor in a continuous public offering of each Fund's shares.

     Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

 6.  PROXY VOTING INFORMATION (UNAUDITED):

     A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-639-3935 or on the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ended June 30, 2004 is available without charge, upon request, by calling 1-800-639-3935 or on the SEC's website at www.sec.gov.

 7.  PORTFOLIO HOLDINGS (UNAUDITED):

     The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds' filings on Form N-Q are available on the SEC's website at www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase, which Fund management expects to implement in January, 2005); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2004 and held until October 31, 2004.

ACTUAL RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

STONEBRIDGE GROWTH FUND

                                 BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSE PAID
                                 VALUE AT                VALUE AT               DURING PERIOD *
                                 5/01/04                 10/31/04               5/01/04 TO 10/31/04
                                 ------------------------------------------------------------------
Actual Fund Return               $ 1,000                 $ 1,024                $ 11.04
Hypothetical Fund Return         $ 1,000                 $ 1,014                $ 10.99

* Expenses are equal to the Stonebridge Growth Fund's annualized expense ratio of 2.17%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/366 (to reflect the half-year period).

STONEBRIDGE AGGRESSIVE GROWTH FUND

                                 BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSE PAID
                                 VALUE AT                VALUE AT               DURING PERIOD *
                                 5/01/04                 10/31/04               5/01/04 TO 10/31/04
                                 ------------------------------------------------------------------
Actual Fund Return               $ 1,000                 $ 1,008                $ 15.09
Hypothetical Fund Return         $ 1,000                 $ 1,010                $ 15.11

* Expenses are equal to the Stonebridge Aggressive Growth Fund's annualized expense ratio of 2.99%, multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/366 (to reflect the half-year period).

TRUSTEES AND OFFICERS (UNAUDITED)

The business affairs of Stonebridge Funds Trust (the "Trust") are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the State of Delaware and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." The Trust's Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

                                                TERM OF OFFICE AND
                                                LENGTH OF TIME SERVED(2)
                              POSITION(S) HELD  / NUMBER OF PORTFOLIOS     PRINCIPAL OCCUPATION(S) DURING THE PAST 5
NAME, ADDRESS & AGE(1)        WITH FUNDS        OVERSEEN BY TRUSTEE        YEARS / OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
-------------------------------------------------------------------------------------------------------------------------
SELVYN B. BLEIFER, MD         Trustee           Since November 1, 1998     Physician, Cardiovascular Medical Group
Age 75                                          / 2                        / None

MARVIN FREEDMAN               Trustee           Since November 1, 1998     Retired Founding Partner, Freedman Broder &
Age 79                                          / 2                        Company Accountancy Corporation, Certified
                                                                           Public Accountants / None

CHARLES HAAS                  Trustee           Since November 1, 1998     Retired motion picture and television director
Age 91                                          / 2                        / None

WILLIAM TAYLOR                Trustee           Since November 1, 1998     Managing General Partner, Mountaineer Capital
Age 66                                          / 2                        LP, (a venture capital organization),
                                                                           Director, T.P.L., Inc. (an advanced materials
                                                                           company), Director, AMT Ventures (a materials
                                                                           venture fund) / Trustee, National Association
                                                                           of Small Business Investment Companies

INTERESTED TRUSTEE

RICHARD C. BARRETT, CFA(4)    Chairman of the   Since November 1, 1998     President and Chairman of the Board,
Age 63                        Board, President  / 2                        Stonebridge Capital Management, Inc. / None
                              and Trustee

OFFICERS

                              POSITION(S) HELD  TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S) DURING THE PAST
NAME, ADDRESS & AGE(1)        WITH FUNDS        LENGTH OF TIME SERVED(2)   5 YEARS
-------------------------------------------------------------------------------------------------------------------
DEBRA L. NEWMAN               Vice President,   Since November 1, 1998     Vice President, Chief Financial Officer,
Age 49                        Treasurer and                                Chief Compliance Officer, Secretary and
                              Chief Compliance                             Managing Director, Stonebridge Capital
                              Officer                                      Management, Inc.

MATTHEW W. MARKATOS,          Executive Vice    Since March 25, 2003       Senior Vice President, Stonebridge
CFA, CIC                      President                                    Capital Management, February 2000 to
Age 31                                                                     present; Vice president, Van Deventer &
                                                                           Hoch Investment Counsel, July
                                                                           1996-January 2000.

JEFFREY W. MARK               Secretary         Since June 15, 2004        Fund Controller, ALPS Mutual Funds
Age 27                                                                     Services, Inc., February 2001 to
                                                                           present.

(1) Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1625 Broadway, Suite 2200, Denver, CO 80202.

(2) Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.

(4) Richard C. Barrett is an "interested person" of the Trust by virtue of his position with the Adviser.

Item 2. CODE OF ETHICS.

       (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer (the "Code of Ethics").

       (b)  Not applicable.

       (c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

       (d) During the period covered by this report, no implicit or explicit waivers to the provisions of this Code of Ethics were granted.

       (e)  Not applicable.

       (f) The Registrant's Code of Ethics is attached as an exhibit hereto under Item 11(a)(1) of this Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has designated William H. Taylor II and Marvin Freedman as the Registrant's "audit committee financial experts." Messrs. Taylor and Freedman are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a) Audit Fees: For the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, the aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements were $21,000and $19,000, respectively.

       (b) Audit-Related Fees: For the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, the Registrant's principal accountant provided no audit-related services to the Registrant.

       (c) Tax Fees: For the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, aggregate fees of $4,000 and $4,000 respectively, were billed by the Registrant's principal accountant for preparation of the Registrant's federal and state income tax returns.

       (d) All Other Fees: For the Registrant's fiscal years ended October 31, 2004 and October 31, 2003, the Registrant's principal accountant provided no services to the Registrant other than the audit fees and tax fees disclosed above.

       (e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee Charter requires pre-approval of all audit and permissible non-audit services to be provided to the Registrant by the Registrant's principal accountant, including fees.

       (e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

       (f)  Not applicable .

       (g) The aggregate non-audit fees billed by the Registrant's principal accountant for the fiscal years ended October 31, 2004 and October 31, 2003 were $4,000 and $4,000, respectively.

       (h) Not applicable .


Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 9. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The Registrant has adopted the following procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The Registrant has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940.

The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long a the shareholder or shareholder group submitting a proposed nominee: (a) beneficially owns more than 5% of the Registrant's voting shares and has held such shares continuously for two years, and (b) is not an adverse holder. No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Registrant's Secretary, and must be accompanied by the shareholder's contact information, the nominee's contact information and number of Registrant shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Registrant's proxy statement, if so designated by the Committee and the Board of Trustees.

Item 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. EXHIBITS.

     (a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.11.A.1.

     (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

     (a)(3) Not applicable.

     (b) The certifications by the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of

     1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:       /s/ Richard C. Barrett
          ----------------------
          Richard C. Barrett
          President

Date:     January 5, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Richard C. Barrett
          ----------------------
          Richard C. Barrett
          President

Date:     January 5, 2005


By:       /s/ Debra L. Newman
          -------------------
          Debra L. Newman
          Vice President and Treasurer

Date:     January 5, 2005